NEW ENGLAND FUNDS

Class Y Shares of:

New England Star Advisers Fund

May 1, 1995
as Revised October 2, 1995

New England Star Advisers Fund (the "Fund"), is a multi-manager, non-diversified mutual fund that will allocate its investment capital on a substantially equal basis among multiple independent investment management organizations that employ different investment styles and strategies. The Fund is a series of New England Funds Trust I. New England Funds Trust I and New England Funds Trust II are registered open-end management investment companies and are referred to in this prospectus as the "Trusts."

The Fund offers four classes of shares: Class Y (for qualified institutional investors) and Classes A, B and C (for other investors). This prospectus sets forth information investors should know before investing in Class Y shares. Please read it carefully and keep it for future reference. A Statement of Additional Information in two parts (the "Statement") about the Fund dated May 1, 1995 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116 or call toll free at 1-800-225-7670. The Statement contains more detailed information about the Fund and is incorporated into this prospectus by reference. Class A, B and C shares are described in a separate prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS


                                                       Page
     Schedule of Fees                                    2

     Financial Highlights                                3

     Investment Objective                                5

     How the Fund Pursues Its Objective                  5

     Investment Risks                                    6

     Subadvisers' Investment Styles                      9

     Fund Management                                    10

     Minimum Investment                                 11

     Ways to Buy Fund Shares                            12

     Exchanging Among New England Funds                 12

     Ways to Sell Fund Shares                           12

     Determination of Net Asset Value                   13

     Dividends                                          14

     Federal Income Taxes                               14

     Performance Criteria                               14

     Additional Facts About the Fund                    15

Fund Expense and Financial Information

Schedule of Fees

Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in the Fund and estimated annual expenses for the Fund's Class Y shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Y shares of the Fund for the periods specified.

Shareholder transaction expenses
                                         New England
                                      Star Advisers Fund
Maximum Initial Sales Charge Imposed          None
   on a Purchase
   (as a percentage of offering price)

Maximum Contingent Deferred Sales             None
   Charge (as a percentage of original
   purchase price, or redemption
   proceeds, as applicable)

Deferred Sales Charge                         None

Redemption Fees                               None

Exchange Fees                                 None

Annual operating expenses +
  (as a percentage of net assets)

                New England
             Star Advisers Fund

Management         1.05%
   Fees

12b-1 Fees          None

Other              0.44%
   Expenses

Total              1.49%
   Expenses

  The percentages shown for Management Fees and Other Expenses are annualized amounts based on the Distributor's estimates of the average combined net assets of the Class A, B, C and Y shares of the Fund for the Class Y shares' first fiscal year.

Example

A $1,000 investment would incur the following dollar amount of transaction costs and operating expenses assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

               New England
            Star Advisers Fund
   1 year          $15
  3 years          $47
  5 years          **
  10 years         **

**New England Star Advisers Fund is a recently organized fund. Federal regulations require that examples for the Fund include information for 1 and 3 years only.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds.

For information about the expenses of the Fund's Class A, B and C shares, which differ from the expenses of the Class Y shares, see "Additional Facts About the Fund." To obtain more information about Class A, B and C shares, please call the Distributor toll-free at 1-800-225-5478.

For additional information about the Fund's fees and other expenses, please see "Fund Management," "Additional Facts about the Fund" and "The Fund's Expenses."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to receive redemption proceeds by wire.

Please keep in mind that the Example shown above is hypothetical. The information above should not be considered a representation of past or future return or expenses; actual return or expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS

(For a Class Y share of the Fund outstanding throughout the indicated period.)

The Financial Highlights presented below have been included in financial statements for the Fund. The financial statements for the Fund for the period July 7, through December 31, 1994 have been examined by Price Waterhouse LLP, independent accountants. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement.
New England Star Advisers Fund

                                       Class Y
                                        shares

                                     November 15,
                                       1994(a)
                                       through
                                     December 31,
                                         1994

Net asset value, beginning of period    $13.59

Income from investment operations
Net investment income                    0.06
Net gains or losses on investments
   (both realized and unrealized)       (0.35)

Total income from investment            (0.29)
operations

Less distributions

Distributions  (from net investment     (0.06)
income)

     Total distributions                (0.06)

Net asset value, end of period          $13.24

Total return (%)                      (2.1) (c)

Ratios/Supplemental data
Net assets, end of period (000)          196

Ratio of operating expenses to         1.79 (b)
average net assets (%) (d)

Ratio of net investment income to      2.26 (b)
average net assets (%)

Portfolio turnover rate (%)              100



(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets (computed on an annualized basis) without giving effect to the voluntary expense limitations in effect from November 15, 1994 through December 31, 1994 would have been 1.90% for the period ended December 31, 1994.

INVESTMENT OBJECTIVE

The Fund's objective is long term growth of capital.

HOW THE FUND PURSUES ITS OBJECTIVE

The Fund seeks to attain its objective by investing primarily in equity securities. The Fund may also invest in other securities as described below. Under normal market conditions, however, at least 65% of the Fund's assets will be invested in equity securities. The Fund may in the discretion of each subadviser invest without limit in securities of foreign issuers, (including issuers in emerging markets) as well as in securities of U.S. issuers. For more information about investments in foreign securities, see the next section "Investment Risks - Foreign Securities.

Capital invested in the Fund will be allocated on a substantially equal basis among four different subadvisers. Each subadviser will manage its segment of the Fund's assets in accordance with that subadviser's own investment style and strategy. The subadvisers' styles and strategies are as follows:

Berger Associates, Inc. ("Berger") places primary emphasis on established companies which it believes have favorable prospects. Common stocks will generally constitute all or most of the segment of the Fund managed by Berger, but this segment of the portfolio may from time to time take substantial positions in securities convertible into common stocks, and may also purchase preferred stocks, government securities, including zero-coupon securities and other senior securities when Berger believes it is appropriate to do so. This segment of the portfolio may also invest in Rule 144A securities (see "Investment Risks -- Miscellaneous" below) and may purchase put and call options on stock indices and futures contracts and options thereon for the purpose of hedging.

Founders Asset Management, Inc.'s ("Founders") segment of the portfolio will invest primarily in common stocks of well-established, high-quality growth companies with mid or high market capitalization. These companies tend to have strong performance records, with solid continuous operating records of three years or more. Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating characteristics of individual companies, and is less concerned with the short-term impact of changes in macroeconomics and market conditions, than some other investment firms. This segment of the portfolio may invest in bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunity for growth of capital. This segment of the portfolio may also invest in Rule 144A securities and may enter into futures contracts or options thereon for hedging purposes.

Janus Capital Corporation ("Janus Capital") pursues the Fund's investment objective by investing substantially all of Janus Capital's segment of the portfolio in common stocks when its portfolio manager believes that the relevant market environment favors profitable investing in such securities. Janus Capital emphasizes companies with earning growth potential. This segment of the portfolio may also invest in preferred stocks, warrants, government securities, corporate bonds and debentures or other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Janus Capital's segment may also invest in Rule 144A securities and may enter into options, futures and forward contracts.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages its segment of the portfolio by investing primarily in stocks of small cap companies with good earnings growth potential, that Loomis Sayles believes are undervalued by the market. Typically, such companies range in size from $100 million to $500 million in market capitalization, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow.

Under unusual market conditions as determined by any of the four subadvisers, all or any portion of the segment of the portfolio managed by that subadviser may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of each segment's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, obligations of corporate issuers valued in the top rating categories by two major rating agencies, or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by U.S. Government securities

INVESTMENT RISKS

It is important to understand the following risks inherent in investing in the Fund before you invest.

[]  Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock).

While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalization.

Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices.
See "Small Companies" below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. The value of convertible securities that pay dividends or interest, like the value of fixed-income securities generally, tends to fluctuate inversely with changes in interest rates. The credit risk associated with convertible securities is generally reflected by their being rated, if at all, below investment grade by organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("Standard and Poor's"). Less than 35% of the Fund's assets will be invested in convertible or debt securities rated below investment grade and unrated convertible or debt securities of comparable quality. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

[]  Fixed-Income Securities
Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of the Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

Fixed-income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. Credit risk relates to the ability of the issuer to make payments of principal and interest. Fluctuations in the value of the Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

[]  Repurchase Agreements
In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

[]  Short-Term Trading
Although the Fund seeks long-term growth of capital, it may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any subadviser's investment discretion in managing the Fund's assets.

The Fund's recent portfolio turnover is set forth above under "Financial Highlights."

[]  Small Companies
The Fund may, in the discretion of each subadviser, invest without limit in the securities of companies with smaller capitalization. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general.
The net asset value of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

[]  Lower Quality Fixed-Income Securities
Fixed-income securities rated BB or lower by Standard and Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. These lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's adviser's or subadvisers own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. During the fiscal year ended December 31, 1994, the Fund has no assets invested in fixed-income securities rated below investment grade. Securities of below investment grade are commonly known as "junk bonds." For more information, see the Statement's "Appendix A - Description of Bond Ratings."

[]  Foreign Securities
Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Most foreign securities in the Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

[]  Options
The Fund may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit.

At times when the Fund has written call options on a substantial portion of its portfolio, the Fund's ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities covering the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Fund's current return. Accordingly, the Fund may seek to realize capital gains to offset realized losses by selling securities.

As described in Part II of the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. The Fund will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Fund has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" above.

[]  Hedging Transactions
Each segment of the Fund may, at the discretion of its subadviser, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future portfolio holdings are denominated or quoted. For more information on foreign currency hedging transactions, see
Part II of the Statement.

For hedging purposes, the Fund may also buy put or call options on securities that it holds or intends to buy. In addition to engaging in options transactions on established exchanges, the Fund may purchase over-the-counter options from brokerage firms and other financial institutions.

The Fund may invest in options and futures contracts on various stock indices to hedge against changes in the value of securities it holds or expects to acquire. The Fund may also invest in options on stock index futures. The Fund will not invest more than 5% of its net assets in stock index futures or options on stock index futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when the Fund becomes obligated under a hedging instrument. There is no assurance that the Fund's hedging strategies will be effective. These strategies involve costs and the risk of loss to the Fund. See Part II of the Statement for more information.

[]  Zero Coupon Bonds
The Fund may invest in zero coupon bonds or "strips". Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest paying securities of comparable term and quality. Under many market conditions, investments in stripped securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

[]  Miscellaneous
The Fund will not invest more than 15% of its assets in "illiquid securities," that is, securities which are not readily resaleable, which include securities whose disposition is restricted by federal securities laws. The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a subadviser has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may purchase securities for its portfolio on a "when-issued" or "delayed-delivery" basis. This means that the Fund enters into a commitment to buy the security before the security has been issued, or, in the case of a security that has already been issued, to accept delivery of the security on a date beyond the usual settlement period. If the value of a security purchased on a "when-issued" or delayed delivery basis falls or market rates of interest increase between the time the Fund commits to buy the security and the delivery date, the Fund may sustain a loss in value of or yield on the security at the time of delivery. For more information on "when-issued" securities, see Part II of the Statement.

To the extent the Fund may invest in derivative securities for other than bona fide hedging purposes, such investments may be speculative in nature and may involve additional risks.

The Fund is a "non-diversified" fund and as such is not required to meet any diversification requirements under the Investment Company Act of 1940 (the "1940 Act"), although the Fund must meet certain diversification standards to qualify as a regulated investment company under the Internal Revenue Code. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

[]  Special Considerations Regarding the Multi-Adviser Approach
New England Investment Companies, L.P. (the "Adviser") oversees the portfolio management services provided to the Fund by each of the four subadvisers. The Adviser does not, however, determine what investments will be purchased or sold for any segment of the portfolio. Because each subadviser will be managing its segment of the portfolio independently from the other subadvisers, the same security may be held in two different segments of the portfolio, or may be acquired for one segment of the portfolio at a time when another subadviser deems it appropriate to dispose of the security from another segment of the portfolio. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate for their segments of the portfolio. Because each subadviser directs the trading for its own segment of the portfolio, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire portfolio. Also, because each segment of the portfolio will perform differently from the other segments depending upon the investments it holds and changing market conditions, the segment of the Fund's assets managed by a subadviser may be larger or smaller at various times than the segments managed by other subadvisers. Net cash inflows or outflows resulting from sales and redemptions of the Fund's shares will, however, be allocated on a substantially equal basis among the four segments of the portfolio.

SUBADVISERS' INVESTMENT STYLES

The Adviser believes that a multi-adviser approach to equity investing _ one that combines the varied styles of a number of advisers in selecting securities for the Fund's portfolio _ offers a different investment opportunity than equity funds run by a single adviser using a single style.

Any given management style tends to produce better returns than other styles under certain market and economic conditions, and to perform less well under other conditions. Therefore, most single-adviser funds have not consistently maintained superior performance rankings relative to their peers over long periods. The Adviser believes that consistency of results, minimizing under-performance even at the cost of out-performance at times, is likely to produce higher performance over time.

The Adviser believes that assigning portfolio management responsibility for the Fund to four subadvisers whose varying styles have resulted in records of success, may increase the likelihood that the Fund may produce superior long-term results for its shareholders, with less variability of return and less risk of persistent under-performance than a single-adviser fund. Of course, past results should not be considered a prediction of future performance, and there is no assurance that the Fund will in fact achieve superior results over any time period. The investment styles described below will be those applied by each of the subadvisers to the segment of the Fund's portfolio for which that subadviser is responsible.

Berger Associates, Inc.
Berger emphasizes stocks with potential for rapid earnings expansion. Berger seeks companies with the capability to perform well under varying economic conditions, including the ability to compete in the global marketplace. Berger also seeks companies with the ability to market increasing amounts of products or services, in order to increase shareholder equity at an above-average rate. Berger also places considerable emphasis on the quality of the corporate leadership of companies under consideration.

Founders Asset Management, Inc.
Founders manages its segment of the Fund's portfolio by investing primarily in established companies with above-average prospects for growth in earnings per share. This segment will invest primarily in mid-cap and large capitalization stocks. Founders believes that mid-cap companies (companies with between $1.5 billion and $3.5 billion of market capitalization) can produce returns close to those of smaller-cap companies, but with less risk because of their stronger infrastructures and performance records and more solid market positions, and that large-capitalization stocks add stability to the portfolio.

Janus Capital Corporation
Janus Capital manages its segment of the portfolio to seek long-term capital growth primarily from investing in common stocks of companies of any size, including large, well-established companies and smaller, emerging growth companies. Janus Capital's analysis and selection process focus on stocks with earnings growth potential that may not be recognized by the market.

Loomis, Sayles & Company, L.P.
Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

FUND MANAGEMENT

New England Investment Companies, L.P., 399 Boylston Street, Boston, Massachusetts 02116, serves as the Fund's adviser. The Adviser's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of The New England. The Adviser oversees, evaluates and monitors the subadvisers' provision of subadvisory services to the Fund and provides general business management and administration to the Fund. The Fund pays the Adviser a management fee at the annual rate of 1.05% of the Fund's average daily net assets. This fee rate payable by the Fund is higher than that paid by most other mutual funds. This difference in the fee rate is partially due to the multi-adviser format. The Adviser pays each subadviser 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that subadviser manages and 0.50% of such assets in excess of $50 million.

The Distributor in its discretion may award an incentive bonus to the subadviser whose segment of the Fund's portfolio has the highest total return for the prior year.

Subject to the supervision of the Adviser, each subadviser manages its segment of the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for that segment of the portfolio, places orders to purchase and sell securities for that segment of the portfolio, and employs professional advisers and securities analysts who provide research services to that segment of the portfolio. The Fund pays no direct fees to any of the subadvisers. Below is a brief description of the subadvisers.

Berger, 210 University Boulevard, Suite 900, Denver, Colorado 80206, serves as an investment adviser to mutual funds, pension and profit sharing plans and other institutional and private investors. Rodney L. Linafelter, Vice President of Berger, has day-to-day responsibility for the management of the segment of the Fund managed by Berger. Kansas City Southern Industries, Inc. ("KCSI") controls Berger.

Founders, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment adviser since 1938. To facilitate day-to-day investment management, Founders employs a unique team-and-lead-manager system. The management team for a portfolio or fund is comprised of Founders' Chief Investment Officer Bjorn K. Borgen, a lead portfolio manager, assistant portfolio managers, traders and research analysts. Daily decisions on portfolio selection rest with the lead portfolio manager, who, through participation in the committee process, utilizes the input of other team members in making purchase and sale determinations. Edward F. Keely is lead portfolio manager for the segment of the Fund that is managed by
Founders.   Mr. Borgen has served as Founders' Chief Investment Officer since 1969 and owns all of Founders' outstanding shares.

Janus Capital, 100 Fillmore Street, Suite 300, Denver, Colorado 80206, has managed mutual funds since 1969 and also advises individual, corporate, charitable and retirement accounts. Warren B. Lammert has day-to-day management responsibility for those assets of the Fund allocated to Janus Capital, where he serves as a portfolio manager and Vice President of Investments. KCSI owns approximately 83% of Janus Capital.

Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, is one of the country's oldest and largest investment counsel firms. The general partners of Loomis Sayles and the Distributor are special purpose corporations which are wholly-owned subsidiaries of the adviser, whose sole general partner, New England Investment Companies, Inc. is a wholly-owned subsidiary of The New England. Jeffrey C. Petherick, Vice President of Loomis Sayles and New England Funds Trust I, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the segment of the Fund that is allocated to Loomis Sayles. Mr. Petherick has co-managed the Loomis Sayles segment of the Fund since the Fund's inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Loomis Sayles segment of the Fund since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

In placing portfolio transactions for the Fund, each subadviser seeks best execution. Subject to this policy, each subadviser may consider sales of shares of the Trust and other mutual funds they manage as a factor in the selection of broker dealers. Subject to procedures adopted by the Trust's trustees, Fund brokerage transactions may be executed by brokers that are affiliated with the Adviser or any subadviser.

The Trust's Broad of Trustees supervises the affairs of the Trust.

Under an agreement between the Adviser and the Distributor, the Distributor provides certain services to the Fund, at the Adviser's expense.

All expenses of the Fund are borne by the Class A, Class B, Class C and Class Y shares on a pro rata basis, except for the 12b-1 fees (which are borne only by Class A, Class B and Class C and are charged separately to those classes), transfer agency fees and expenses of printing and mailing prospectuses to shareholders which are separately allocated to each class.

MINIMUM INVESTMENT

Class Y shares of the Fund may be purchased by endowments and foundations. The minimum initial investment is $1 million for these entities and $100,000 for each subsequent investment. Class Y shares may also be purchased by 401(a), 401(k), 457 or 403(b) plans ("Retirement Plans") that have total investment assets equal to or in excess of $10 million. Plan sponsors' investment assets in multiple Retirement Plans can be aggregated for purposes of meeting this minimum. Class Y shares may also be purchased by any separate account of New England Mutual Life Insurance Company ("The New England") and any other insurance company affiliated with The New England ("Separate Accounts"). There is no minimum initial or subsequent investment amount for the Retirement Plans or Separate Accounts. Investments in the Fund may also be made by certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the foregoing plans of amounts invested in the Fund. The Distributor serves as the principal underwriter on the Fund's shares. Shares may be purchased on any day when the New York Stock Exchange (the "Exchange") is open for business (a "business day"). Investors should contact New England Funds before attempting to place an order for Fund shares. The Fund and the Distributor reserve the right at any time to reject a purchase order.

WAYS TO BUY FUND SHARES

A shareholder may purchase Class Y shares for cash on any business day by the two methods described below:

BY WIRE TRANSFER: Prior to an initial investment, obtain an account number and wire transfer instructions by calling 1-800-225-5478. All funds should be transmitted to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit: New England Star Advisers Fund, Class Y shares, Shareholder Name, and Shareholder Account Number.

BY MAIL: For an initial investment, complete the attached application and return it with a check payable to New England Funds and mailed to New England Funds, L.P. P O. box 8551, Boston, MA 02266-8551. Proceeds of redemptions of Fund shares purchased by check may not be available for up to ten days after the purchase date.

General

The purchase price of shares of the Fund is the net asset value next determined after a purchase order is received in good order by New England Funds. For purposes of calculating the purchase price of Fund shares, a purchase order is considered received by the Fund on the day that it is "in good order" unless it is rejected by the Fund. For a purchase order to be in "good order" on a particular day, the investor's securities must be placed on deposit at a depository acceptable to the Fund's adviser or, in the case of cash investments, Federal funds must be wired to the Fund between 9:00 a.m. and 4:00 p.m. (Eastern Time) or a check for the purchase price of the shares, accompanied by a completed application, must have been received by New England Funds before 4:00 p.m. (Eastern Time) on that day. In the case of an order being paid for by exchange of other securities, the deadline for transferring securities to a depository acceptable to the Fund's adviser is 4:00 p.m. (Eastern Time). Orders received after 4:00 p.m. (Eastern Time) will receive the next day's price.

Purchases will be made in full and fractional Class Y shares calculated to three decimal places. The shareholder will receive a statement of Fund shares owned following each transaction. Investors will not receive certificates representing Class Y shares. The Trusts and the Distributor reserve the right at any time to reject a purchase order.

EXCHANGING AMONG NEW ENGLAND FUNDS

A shareholder may exchange investments from the Class Y shares of one series of the Trusts to the Class Y shares of another series of the Trusts or to the Class A shares of New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Money Market Funds").

WAYS TO SELL FUND SHARES

BY TELEPHONE: A shareholder may redeem shares of the Funds on any business day in cash by the two methods described below:

1. Mailed to your address of record - Shares may be redeemed by calling 1-800-225-5478.

2. Wired to your bank account - If you have previously selected the telephone redemption privilege, shares may be redeemed by calling 1-800-225-5478 between 8 a.m. and 6 p.m. (Eastern Time). The proceeds generally will be wired on the next business day to the bank account previously designated on a shareholder's account application. The bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. Savings bank accounts must have only one correspondent bank that is a member of the System. A wire fee (currently $5.00) will be deducted from the proceeds. A telephone redemption request must be received by the close of regular trading on the New York Stock Exchange. If the request is received after that time or on a day when the Exchange is not open for business, the request will be processed on the next business day.

New England Funds, L.P. will employ reasonable procedures to confirm that a shareholder's telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. New England Funds, L.P. will require a form of identification prior to acting upon telephone instructions, will provide shareholders with written confirmations of such transactions and will record a shareholders' instructions.

BY MAIL: A shareholder may also redeem shares at their net asset value next determined after receipt of the request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund, the account number, the exact name in which the shares are registered and the number of shares or the dollar amount to be redeemed and must be signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify the capacity in which they are acting. The signature must be guaranteed by an eligible institution in accordance with procedures established by New England Funds, L.P. Signature guarantees by notaries public are not acceptable.

General

If the Fund's subadvisers determine, in their sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund's right to pay redemptions in kind is limited by an election made by the Fund under Rule 18f-1 under the Investment Company Act of 1940. See Part II of the Statement.

Payment on redemption will be made as promptly as possible and in any event within seven days after a written request for redemption is received by the Fund in good order. The Trusts may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of the net assets of the Fund, or during any other period permitted by the SEC for the protection of investors.

DETERMINATION OF NET ASSET VALUE

The price of the Fund's shares varies, depending on the value of the Fund's assets and liabilities.

The Fund's holdings of equity securities are valued at the most recent sales prices on an applicable exchange or NASDAQ, or, in the case of unlisted securities or listed securities which were not traded during the day, at the last quoted bid prices. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Short-term notes are stated at cost, or, where applicable, amortized cost, which method is intended to approximate market value. All other securities and assets of each segment of the Fund's portfolio are valued at their fair market value as determined in good faith by the subadviser (or a pricing service selected by the subadviser) under the supervision of the Trust's Board of Trustees. The net asset value of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange each day it is open.

The net asset value per share of each class is determined by dividing the value of each class's net assets (the current U.S. dollar value, in the case of securities principally traded outside the United States) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses), by the number of shares of such class outstanding. The public offering price of each Fund's Class A shares is determined by adding the applicable sales charge to the net asset value.

DIVIDENDS

The Fund pays dividends annually. The Fund pays as dividends substantially all net investment income (tax exempt and taxable income other than long-term capital gains) each year and distributes annually all net realized long-term capital gains (after applying any applicable capital loss carryovers). The trustees of the Trust may adopt a different schedule as long as payments are made at least annually. If a shareholder intends to purchase shares of the Fund shortly before it declares a dividend, he or she should be aware that a portion of the purchase price may be returned as a taxable dividend.

A shareholder has the option to reinvest all distributions in additional Class Y shares of the Fund in which it has invested, to receive distributions in cash or to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund.

FEDERAL INCOME TAXES

The Fund intends to qualify as a regulated investment company and thus does not expect to pay any federal income tax on investment income and capital gains distributed. Unless a shareholder is a tax-exempt entity, its dividend distributions derived from the Fund's short-term capital gains and ordinary income are taxable to it as ordinary income. (A portion of these distributions may qualify for the dividends-received deduction for corporations.) Distributions derived from the Fund's long-term capital gains ("capital gains distributions"), if designated as such by the Fund, are taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has owned shares in the Fund. Both dividends and capital gains distributions are taxable whether a shareholder elected to receive them in cash or additional shares.

To avoid an excise tax, the Fund intends to distribute prior to calendar year end virtually all the Fund's ordinary income and net capital gains earned during that calendar year. If declared in December to shareholders of record in that month, and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31.

The Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to a shareholder if it does not provide a correct, certified taxpayer identification number, if the Fund is notified that a shareholder has underreported income in the past, or if a shareholder fails to certify to the Fund that it is not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares a shareholder redeems if a shareholder has not provided a correct, certified taxpayer identification number. If a shareholder is a tax-exempt shareholder, however, these back-up withholding rules will not apply so long as the shareholder furnishes the Fund with an appropriate certification.

The foregoing is a summary of certain federal income tax consequences of an investment in the Fund for shareholders who are U.S. citizens or corporations. Shareholders should consult a competent tax adviser as to the effect of an investment in the Fund on their particular federal, state and local tax situations.

PERFORMANCE CRITERIA

The Fund may include total return information in advertisements or other written sales material. The Fund will show its average annual total return for the one-, five- and ten-year periods (or the life of the Fund, if shorter) through the end of the most recent calendar quarter. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods.

All performance information is based on past results and is not an indication of likely future performance. See the Statement for more detail. As a result of their lower operating expenses, Class Y shares of the Fund can be expected to achieve higher investment returns than the Fund's Class A, Class B and Class C shares. For Class A shares, if the sales charge is excluded in calculating the total return, the rate will be higher.

ADDITIONAL FACTS ABOUT THE FUND

[] The transfer and dividend paying agent for the Funds is New England Funds, L.P., 399 Boylston Street, Boston, MA 02116. New England Funds, L.P. has subcontracted certain responsibilities to State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

[] New England Funds Trust I was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series.

[] An investor in the Fund acquires freely transferable shares of beneficial interest that entitle the investor to receive annual or quarterly dividends as determined by the Trust's trustees and to cast a vote for each share owned at shareholder meetings. Shares of each series of the Trusts vote separately from shares of other series of the Trusts, except as otherwise required by law. Shares of all classes of a Fund vote together, except that only Class A, Class B and Class C shares may vote with respect to the Rule 12b-1 plans that apply to those classes. No Rule 12b-1 plan applies to the Class Y shares of the Fund.

[] Class A, Class B and Class C shares are identical to Class Y shares, except that Class A and Class B shares are subject to a sales charge or CDSC, Class A, Class B and Class C shares bear a service fee at the annual rate of .25% of average net assets and Class B and Class C shares bear a .75% distribution fee. Class Y bears its own transfer agency and prospectus printing costs. The minimum investment in Class A, Class B and Class C shares is $2,500 (but lower minimums apply to purchases under certain special programs).

  Sales charges for Class A and Class B shares are as follows:

  Class A Shares

  The sales charge imposed on purchases of Class A shares of the Fund is 5.75% of investments less than $50,000, 4.50% on investments of $50,000 or more but less than $100,000, 3.50% on investments of $100,000 or more but less than $250,000, 2.50% on investments of $250,000 or more but less than $500,000 and 2.00% on investments of $500,000 or more but less than $1,000,000. No sales charge applies at the time of purchase to purchases of $1,000,000 or more, but certain redemptions by such purchasers within one year after purchase are subject to a contingent deferred sales charge ("CDSC") of 1%.

  Class B Shares

  Class B shares of the Fund are offered at net asset value, without an initial sales charge, subject to a 0.25% annual service fee, a 0.75% annual distribution fee for 8 years (at which time they automatically convert to Class A shares) and to a CDSC if they are redeemed within 5 years of purchase. The CDSC is 4% on redemptions made within the first year of investment, 3% in the second and third years, 2% in the fourth year and 1% in the fifth year.

  Class C Shares

  Class C shares are offered at net asset value, without an initial sales charge; are subject to a 0.25% annual service fee and a 0.75% annual distribution fee; and do not convert into another class.

  Class A shares of the Fund may be purchased without paying a sales charge by exchanging (i) Class A shares of any other series of the Trusts or (ii) Class A shares of the Money Market Funds acquired through exchanges from any of the series of the Trusts. Class A shares of the New England Intermediate Term Tax-Free Fund of California and New England Intermediate Term Tax-Free Fund of New York (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for shares of the Fund at net asset value only if you have held them for at least six months; otherwise, sales charges apply to the exchange. If you exchange your Class A shares of the New England Adjustable Rate U.S. Government Fund ("Adjustable Rate Fund") for shares of the Fund, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the Fund. In addition, shares redeemed from any Money Market Fund that were not acquired through exchanges from any series of the Trusts may be redeemed and the proceeds applied directly to the purchase of Class A shares of the Fund at the applicable sales charge. All exchanges of Class A, B and C shares must be for a minimum of $500 or the total net asset value of the shareholder's account, whichever is less, except that, under an Automatic Exchange Privilege, the minimum is $50.

  Class B shares of the Fund may be purchased by exchanging Class B shares of any other series of the Trusts, Class B shares of the Money Market Funds or Class A shares of the Money Market Funds (which have not been subject to a sales charge). Such exchanges will be made at the next determined net asset value of the shares. The holding period for the purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after the exchange to the Class B shares of series of the Trusts. If the exchange is made to the Class B shares of a Money Market Fund, then the holding period will stop and resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into the Fund or the Trusts, then a CDSC applies on the redemptions, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund Shares.

  Class C shares of the Fund may be purchased by exchanging Class C shares of any other series of the Trusts which offers Class C shares or by exchanging Class A shares of the Money Market Funds.

  Shares redeemed from any Money Market Fund that were not acquired through exchanges from any series of the Trusts may be redeemed and the proceeds applied directly to the purchase of Class C shares of the Fund.

  Class A, Class B and Class C Fund shares may be purchased by mail, by wire transfer, by automatic investment plan, by electronic purchase through Automated Clearing House (ACH) and by exchange as described above. Class A, Class B and Class C shares may be redeemed by mail and by telephone. Class A and Class C shares may also be redeemed under a systematic withdrawal program.

  The Trust generally does not hold shareholder meetings and will do so only when required by law. Shareholders may remove the trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

  The Distributor has entered into a selling agreement with investment dealers, including a broker-dealer that is an affiliate of the Distributor, for the sale of the Funds' Class Y Shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Registered representatives of the affiliated broker-dealer are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly owned subsidiary of NEIC. NEIA may receive compensation with respect to certain sales of each Fund's Class Y shares from the Fund's adviser.

  Except for matters that are explicitly identified as "fundamental" in this prospectus or Part I of the Statement, the investment policies of the Fund may be changed without shareholder approval or, in most cases, prior notice. If there is a change in the Fund's objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

  The Fund's annual report contains additional performance information and will be made available upon request and without charge.

  The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded. See Part II of the Statement for more details.